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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2000




                           MAXIM PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



1-14430                                                              87-0279983
(Commission File No.)                         (IRS Employer Identification No.)


                         8899 UNIVERSITY LANE, SUITE 400
                           SAN DIEGO, CALIFORNIA 92122
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (858) 453-4040


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ITEM 5. OTHER EVENTS.

     On December 13, 2000 the Company announced that the Oncologic Drugs Advisory Committee to the U.S. Food and Drug Administration had declined to recommend approval of the Company's lead drug candidate Maxamine-Registered Trademark- (histamine dihydrochloride) as an adjuvant to interleukin-2 for the treatment of patients with advanced metatastic melanoma that have liver metastases.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       EXHIBITS.

           99.1        Press Release issued December 13, 2000.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MAXIM PHARMACEUTICALS, INC.


Dated: December 15, 2000              By: /s/ Dale Sander
                                          -------------------------------------
                                          Dale Sander
                                          Chief Financial Officer
                                          (Principal  Accounting  Officer and
                                          Officer duly authorized to sign this
                                          report on behalf of the Registrant)


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                                INDEX TO EXHIBITS


           99.1        Press Release issued December 13, 2000.